                               PLEDGE AGREEMENT
                               ----------------

                                (LLC Interests)

     THIS PLEDGE AGREEMENT (this "Pledge Agreement"), dated as of May 2, 1996,
                                 -------------------
made by WEST SHORE PROCESSING COMPANY, L.L.C., a Michigan limited liability company (the "Pledgor"), in favor of BANK OF AMERICA ILLINOIS, an Illinois
             ---------
banking corporation (the "Lender"),
                         ---------


                                  WITNESSETH:

     WHEREAS, pursuant to an Amended and Restated Credit Agreement, dated as of May 2, 1996 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among Michigan
                                          -------------------
Production Company, L.L.C., a Michigan limited liability company ("MPC"),
                                                                  -------
Michigan Energy Company, L.L.C., a Michigan limited liability company ("MEC")
                                                                       ------
(together with MPC, the "Borrowers"), and the Lender, the Lender has extended
                        -----------
commitments ("Commitments") to make loans ("Loans") to the Borrowers; and
            ---------------                --------

     WHEREAS, the Pledgor has executed and delivered to the Lender its Secured Guaranty of even date herewith (the "Guaranty"), pursuant to which the Pledgor
                                    ------------
has guaranteed payment of the Obligations (as defined in the Credit Agreement) under the Credit Agreement

     WHEREAS, the Borrowers have entered or may enter into certain Hedging Agreements (as defined in the Guaranty) with Bank of America National Trust and Savings Association, an Affiliate (as defined in the Guaranty) of the Lender, pursuant to the terms of the Credit Agreement; and

     WHEREAS, as a condition precedent to the making of the initial Loan under the Credit Agreement and to the obligations of Bank of America National Trust and Savings Association under the Hedging Agreements referred to above, the Pledgor is required to execute and deliver this Pledge Agreement; and

     WHEREAS, the Pledgor has duly authorized the execution, delivery and performance of this Pledge Agreement; and

     WHEREAS, it is in the best interests of the Pledgor to execute this Pledge Agreement inasmuch as the Pledgor will derive substantial direct and indirect benefits from the Loans made from time to time to the Borrowers by the Lender pursuant to the Credit Agreement;

     NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lender to make Loans (including the initial Loan) to the Borrowers pursuant to the Credit Agreement, the Pledgor agrees, for the benefit of the Lender, as follows:

                                  DEFINITIONS

     SECTION 1.1 Certain Terms. The following terms (whether or not underscored)
                 --------------
when used in this Pledge Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

     "Basin" means Basin Pipeline L.L.C., a Michigan limited liability company.
     -------

     "Borrowers" is defined in the first recital.
     -----------                   --------------

     "Collateral" is defined in Section 2.1.
     ------------

     "Credit Agreement" is defined in the first recital.
     ------------------                   --------------

     "Distributions" means all cash distributions made in respect of the Pledged
     ---------------
interests, whether of net income, return of capital or otherwise, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Interests or other rights or interests constituting Collateral.

     "Energy Company's Share" means, as of any date of redetermination with
     ------------------------
respect to any asset, interest or property, the proportionate beneficial interest of MEC therein represented by MEC's direct and indirect ownership of equity interest in Basin and Pledgor.

     "Guaranty" is defined in the second recital.
     ----------                   ---------------

     "Lender" is defined in the preamble.
     --------                   ---------

     "MarkWest" means MarkWest Michigan LLC.
     ----------

     "MEC" is defined in the first recital.
     ------                  --------------

     "MPC" is defined in the first recital.
     ------                  --------------

     "Participation Agreement" means that certain Participation, Ownership and
     -------------------------
Operating Agreement for Pledgor, by and among MEC and MarkWest dated as of May 2, 1996.

"Pledge Agreement" is defined in the preamble.
- ------------------                   ---------

     "Pledged Interests" means all member interests or other ownership interests
     -------------------
in Basin described in Attachment 1 hereto, all member interests or other ownership interests issued by Basin's subsidiaries, all registrations, certificates, articles or agreements governing or representing any such interests, all options and other rights, contractual or otherwise, at any time existing with respect to such interests, and all distributions, cash, instruments and other property now or hereafter received, receivable or otherwise distributed in respect of or in exchange for any or all of such interests.

     "Pledged Property" means all Pledged Interests, securities, all assignments
     ------------------
of any amounts due or to become due, all other instruments which are now being delivered by the Pledgor to the Lender or may from time to time hereafter be delivered by the Pledgor to the Lender for the purpose of pledge under this Pledge Agreement or any other Loan Document, and all proceeds of any of the foregoing.

     "Pledgor" is defined in the preamble.
     ---------               -------------

     "Secured Obligations" is defined in Section 2.2.
     ---------------------               ------------

     "Securities Act" is defined in Section 6.2.
     ----------------               ------------

     "Subordination Agreement" means the Subordination Agreement dated as of May
     -------------------------
2, 1996, by and among MarkWest, Lender, MEC, Pledgor and Basin.


     "U.C.C." means the Uniform Commercial Code as in effect in the State of
     --------
Illinois.

     SECTION 1.2 Guaranty Definitions. Unless otherwise defined herein or the
                 ----------------------
context otherwise requires, terms used in this Pledge Agreement, including its preamble and recitals, have the meanings provided in the Guaranty.

     SECTION 1.3 U.C.C. Definitions. Unless otherwise defined herein or the
                 --------------------
context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Pledge Agreement, including its preamble and recitals, with such meanings.

                                      II

                                    PLEDGE

     SECTION 2.1 Grant of Security Interest. The pledgor hereby pledges,
                 ---------------------------
hypothecates, assigns, charges, mortgages, delivers, and transfers to the Lender, and hereby grants to the Lender a continuing security interest in, all of the following property (the "Collateral"):
                               --------------

     2.1.1  all Pledged interests identified in Item A of Attachment 1 hereto;
                                                -------   ------------

     2.1.2  all Other Pledged Interests issued from time to time;

     2.1.3 all other Pledged Property, whether now or hereafter delivered to the Lender in connection with this Pledge Agreement;

     2.1.4 all Distributions, interest, and other payments and rights with respect to any Pledged Property; and

     2.1.5  all proceeds of any of the foregoing.

     SECTION 2.2 Security for Obligations. This Pledge Agreement secures the
                 -------------------------
payment in full of all Obligations now or hereafter existing under the Credit Agreement, the Notes, the Hedging Agreements and each other Loan Document, whether for principal, interest, costs, fees, expenses, or otherwise, and all other obligations of the Borrowers to the Lender, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent or now or hereafter existing or due or to become due, and all obligations of the Pledgor now or hereafter existing under this Pledge Agreement and each other Loan Document to which it is or may become a party (all such Obligations and other obligations of the Borrowers and the Pledgor being the "Secured Obligations").
                                                       ----------------------

     SECTION 2.3 Delivery of Pledged Property. All certificates or instruments
                 -----------------------------
representing or evidencing any Collateral, including all Pledged Interests, shall be delivered to and held by or on behalf of the Lender pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank.

     SECTION 2.4 Distributions on Pledged Interests. In the event that any
                 -----------------------------------
Distribution is to be paid on any Pledged Interests at a time when (x) no default under the Credit Agreement ("Default") has occurred and is continuing, and (y) no Event of Default has occurred and is continuing, such Distribution or payment may be paid directly to the Pledgor. If any such Default or Event of Default has occurred and is continuing then any such Distribution or payment shall be paid directly to the Lender.

     SECTION 2.5    Continuing Security Interest.    This Pledge Agreement shall
                    -----------------------------
create a continuing security interest in the Collateral and shall

          2.5.1 remain in full force and effect until payment in full of all Secured Obligations and the termination of the

Commitments and any other commitments of the Lender to the Borrowers,

     2.5.2 be binding upon the Pledgor and its successors, transferees and assigns, and

     2.5.3 inure to the benefit of the Lender and its successors, transferees, and assigns.

Without limiting the foregoing clause 2.5.3, the Lender my assign or otherwise
                               -------------
transfer (in whole or in part) the any Note or Loan to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to the Lender under any Loan Document (including this Pledge Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the applicable provisions of the Credit Agreement. Upon the payment in full of all Secured Obligations and the termination of the Commitments and any other commitments of the Lender to the Borrowers, the security interest granted heroin shall terminate and all rights to the Collateral shall revert to the Pledgor. Upon any such termination, the Lender will, at the Pledgor's sole expense, deliver to the Pledgor, without any representations, warranties or recourse of any kind whatsoever, all certificates and instruments representing or evidencing all Pledged Interests, together with all other Collateral held by the Lender hereunder, and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

     SECTION 2.6 Security Interest Absolute. All rights of the Lender and the
                 ---------------------------
security interests granted to the Lender hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional, irrespective of

          2.6.1 any lack of validity or enforceability of the Credit Agreement, any Note or any other Loan Document,

          2.6.2   the failure of the Lender or any holder of any Note

     (a) to assert any claim or demand or to enforce any right or remedy against either Borrower, any other Obligor or any other Person under the provisions of the Credit Agreement, any Note, any other Loan Document or otherwise, or

     (b) to exercise any right or remedy against any other guarantor of, or collateral securing, any Secured Obligations,

          2.6.3 any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other extension, compromise or renewal of any Secured Obligation,

          2.6.4 any reduction, limitation, impairment or termination of any Secured Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Pledgor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligations,

          2.6.5 any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement, the any Note or any other Loan Document,

          2.6.6 any addition, exchange, release, surrender, or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Secured Obligations, or

          2.6.7 any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, either Borrower, any other Obligor, any surety or any guarantor.

     SECTION 2.7 Waiver of Subrogation.  The Pledgor hereby irrevocably waives
                 ----------------------
any claim or other rights which it may now or hereafter acquire against the Borrowers or any other Obligor that arise from the existence, payment, performance or enforcement of the Pledgor's obligations under this Pledge Agreement or any other Loan Document, including any right of subrogation, reimbursement, exoneration or indemnification, any right to participate in any claim or remedy of the Lender against either Borrower or any other Obligor or any collateral which the Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from either Borrower or any other Obligor, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to the Pledgor in violation of the preceding sentence and the Secured Obligations shall not have been paid in cash in full and the Commitments and any other commitments by the Lender to the Borrowers have not been terminated, such amount shall be deemed to have been paid to the Pledgor for the benefit of, and held in trust for, the Lender, and shall forthwith be paid to the Lender to be credited and applied upon the Secured Obligations, whether matured or unmatured. The Pledgor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that the waiver set forth in this
Section is knowingly made in contemplation of such benefits.

                                      III

                        REPRESENTATIONS AND WARRANTIES

     SECTION 3.1 Warranties, etc. The Pledgor represents and warrants unto the
                 ----------------
Lender, as at the date of each pledge and delivery hereunder (including each pledge and delivery, where applicable, of Pledged Interests) by the Pledgor to the Lender of any Collateral, as set forth in this Article.

     SECTION 3.1.1 [Not used.]

     SECTION 3.1.2 Valid security Interest. The filing of a financing statement
                   ------------------------
with the Secretary of State of the States of Michigan and Colorado will be effective to create a valid, perfected, security interest in such Collateral and all proceeds thereof, securing the Secured Obligations.

     SECTION 3.1.3 As to Pledged Interests. In the case of the Pledged Interests
                   ------------------------
constituting such Collateral, such Pledged Interests constitute 100% of the Pledgor's member interest in Basin.

     SECTION 3.1.4 Location of Pledgor and Records. Pledgor's chief executive
                   --------------------------------
office and principal place of business and the office where the records concerning the Collateral are kept is located at its address set forth next to Pledgor's signature hereunder.

     SECTION 3.1.5 Pledged Member interests.  The Pledged Interests are duly
                   -------------------------
registered in the permanent ownership records of Basin, and such registration is maintained in the principal office of such issuer. Such registration continues valid and genuine and has not been altered. All Pledged Interests have been duly authorized and validly issued and registered, are fully paid and non-assessable, and were not issued in violation of the preemptive rights, if any, of any Person or of any agreement by which Pledgor or Basin is bound. All documentary, stamp or other taxes or fees owing in connection with the registration, issuance, transfer or pledge of Collateral have been paid. No restrictions or conditions exist with respect to the registration, transfer, voting or capital of any Pledged Interests except as provided in the Operating Agreement of Basin. The Pledged Interests constitute the percentage of ownership in Basin as indicated on Attachment 1.
   -------------

Basin has no outstanding rights, rights to subscribe, options, warrants or convertible securities outstanding or any other rights outstanding whereby any Person would be entitled to acquire member interests or units of Basin.

     SECTION 3.1.6   Authorization, Approval, etc.  No authorization, approval,
                     -----------------------------
or other action by, and no notice to or filing with, any governmental authority, regulatory body or any other Person is required either

          (a) for the pledge by the Pledgor of any Collateral pursuant to this Pledge Agreement or for the execution, delivery, and performance of this Pledge Agreement by the Pledgor, or

          (b) for the exercise by the Lender of the voting or other rights provided for in this Pledge Agreement, or, except with respect to any Pledged Interests, as may be required in connection with a disposition of such Pledged Interests by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Pledge Agreement.

                                       IV

                                   COVENANTS

     SECTION 4.1 Protect Collateral; Further Assurances, etc. The Pledgor will
                 --------------------------------------------
not sell, assign, transfer, pledge, or encumber in any other manner the Collateral (except in favor of the Lender hereunder). The Pledgor will warrant and defend the right and title heroin granted unto the Lender in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all Persons whomsoever. The Pledgor agrees that at any time, and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments, and take all further action, that may be necessary or desirable, or that the Lender may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

     SECTION 4.2 Certificates, etc. The Pledgor agrees that all certificates
                 ------------------
evidencing Pledged Interests, if any, delivered by the Pledgor pursuant to this Pledge Agreement will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Lender. The Pledgor will, from time to time upon the request of the Lender, promptly deliver to the Lender such stock powers, instruments, and similar documents, satisfactory in form and substance to the Lender, with respect to the Collateral as the Lender may reasonably request and will, from time to time upon the request of the Lender after the occurrence of any Event of Default, promptly transfer any Pledged Interests into the name of any nominee designated by the Lender.

     SECTION 4.3 Continuous Pledge. Subject to Section 2.4, the Pledgor will, at
                 ------------------            ------------
all times, keep pledged to the Lender pursuant hereto all Pledged Interests and all other Collateral, all Distributions with respect thereto, and all other Collateral and other securities, instruments, proceeds, and rights from time to time received by or distributable to the Pledgor in respect of any Collateral.

     SECTION 4.4 Voting Rights; Dividends, etc. The Pledgor agrees:
                 ------------------------------

          4.4.1 after any Default or an Event of Default shall have occurred and be continuing, promptly upon receipt thereof by the Pledgor and without any request therefor by the Lender, to deliver (properly endorsed where required hereby or requested by the Lender) to the Lender all Distributions, all other cash payments, and all proceeds of the Collateral, all of which shall be held by the Lender as additional Collateral for use in accordance with Section 6.4; and
                        ----------------

          4.4.2 after any Event of Default shall have occurred and be continuing and the Lender has notified the Pledgor of the Lender's intention to exercise its voting power under this Section 4.4.2
                                          -------------

               (a) the Lender may exercise (to the exclusion of the Pledgor) the voting power and all other incidental rights of ownership with respect to any Pledged Interests or other Collateral and the Pledgor hereby grants the Lender an irrevocable proxy., exercisable under such circumstances, to vote the Pledged Interests and such other Collateral, and

               (b) promptly to deliver to the Lender such additional proxies and other documents as may be necessary to allow the Lender to exercise such voting power.

All Distributions, cash payments, and proceeds which may at any time and from time to time be held by the Pledgor but which the Pledgor is then obligated to deliver to the Lender, shall, until delivery to the Lender, be held by the Pledgor separate and apart from its other property in trust for the Lender. The Lender agrees that unless an Event of Default shall have occurred and be continuing and the Lender shall have given the notice referred to in Section
                                                                     -------
4.4.2, the Pledgor shall have the exclusive voting power
- ------
with respect to any Pledged Interests constituting Collateral and the Lender shall, upon the written request of the Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by the Pledgor which are necessary to allow the Pledgor to exercise voting power with respect to any such Pledged Interests constituting Collateral; provided, however, that
                                                       ------------------
no vote shall be cast, or consent, waiver, or ratification given, or action taken by the Pledgor that would impair any Collateral or be inconsistent with or violate any provision of the Credit Agreement or any other Loan Document (including this Pledge Agreement).

     SECTION 4.5 Delivery of Pledged Collateral. All requisite formalities for
                 -------------------------------
the granting of a security interest in the Pledged Interests required pursuant to the Articles of Organization of Basin (the "Articles") and the Operating Agreement of Basin have been complied with on or prior to the execution and delivery of this Agreement. All registrations, consents, instruments and writings required under the Articles have been obtained by Pledgor. All Pledged Interests are duly registered in the permanent ownership records of Basin and clearly show Lender's security interest thereon.

     SECTION 4.6 Status of Pledged Interests. The registration of the Pledged
                 ----------------------------
interests on the permanent ownership records of Basin shall at all times be valid and genuine and shall not be altered. The Pledged Interests at all times shall be duly authorized, validly registered, fully paid, and non-assessable, and shall not be registered in violation of the Articles or the preemptive rights of any Person, if any, or of any agreement by which Pledgor or Basin is bound.

     SECTION 4.7 Additional Undertakings. The Pledgor will not, without the
                 ------------------------
prior written consent of the Lender:

          4.7.1 enter into any agreement amending, supplementing, or waiving any provision of any Pledged Interests (including the operating agreement to which such Pledged Interests relate) or compromising or releasing or extending the time for payment of any obligation of the maker thereof;

          4.7.2 take or omit to take any action the taking or the omission of which would result in any impairment or alteration of any obligation of Basin in respect of any Pledged Interests constituting Collateral;

          4.7.3 cause or permit any change to be made in its name, identity or corporate structure, or any change to be made to a jurisdiction other than as represented in (i) the location of any Collateral, (ii) the location of any records concerning any Collateral or (iii) in the location of its chief executive office or chief place of business, unless Pledgor shall have notified Lender of such change at least thirty (30) days prior to the effective date of such change, and shall have first taken all action required by Lender for the purpose of further perfecting or protecting the security interest in favor of Lender in the Collateral. In any notice furnished pursuant to this subsection, Pledgor will expressly state that the notice is required by this Agreement and contains facts that may require additional filings of financing statements or other notices for the purposes of continuing perfection of Lender's security interest in the Collateral;

          4.7.4 permit the issuance of (i) any additional member interests or units of any class of member interests or units of Basin (unless immediately upon issuance the same are pledged and delivered to Lender pursuant to the Terms hereof to the extent necessary to give Lender a security interest after such issue in at least the same percentage of Basin's outstanding interests or units as before such issue), (ii) any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such member interests or units or shares, or (iii) any warrants, options, contracts or other commitments entitling any Person to purchase or otherwise acquire any such interests, units or shares; or

          4.7.5 enter into any agreement creating, or otherwise permit to exist, any restriction or condition upon the transfer, voting or control of any Pledged Interests, except as contained in Basin's Operating Agreement.

                                       V

                                  THE LENDER

     SECTION 5.1 Lender Appointed Attorney-in-Fact. The Pledgor hereby
                 -----------------------------------
irrevocably appoints the Lender the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Lender's discretion, to take any action and to execute any instrument which. the Lender may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including without limitation:

          5.1.1 after the occurrence and continuance of an Event of Default, to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

          5.1.2 to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with Clause 5.1.1
                                                                  ------------
     above; and
     ----------

          5.1.3 to file any claims or take any action or institute any proceedings which the Lender may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Lender with respect to any of the Collateral.

The Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

     SECTION 5.2 Lender May Perform. If the Pledgor fails to perform any
                 -------------------
agreement contained herein, the Lender may itself perform, or cause performance of, such agreement, and the expenses of the Lender incurred in connection therewith shall be payable by the Pledgor.

     SECTION 5.3 Lender Has No Duty. The powers conferred on the Lender
                 -------------------
hereunder are solely to protect its interest in the Collateral and shall not impose any duty on it to exercise any such powers. Except for the reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Lender shall have no duty as to any Collateral or responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Property, whether or not the Lender has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

     SECTION 5.4 Reasonable Care. The Lender is required to exercise reasonable
                 ----------------
care in the custody and preservation of any of the Collateral in its possession; provided, however, the Lender shall be deemed to have exercised reasonable care
- ------------------
in the custody and preservation of any of the Collateral, if it takes such action for that purpose as the Pledgor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Lender to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

                                      VI

                                   REMEDIES

     SECTION 6.1 Certain Remedies. If any Event of Default shall have occurred
                 -----------------
and be continuing:

          6.1.1 The Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Lender's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Lender may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Lender my adjourn any public or private sale from time to time by announcement at the time and placed fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          6.1.2 The Lender may

               (a) transfer all or any part of the Collateral into the name of the Lender or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder,

               (b) notify the parties obligated on any of the Collateral to make payment to the Lender of any amount due or to become due thereunder,

               (c) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

               (d) endorse any checks, drafts, or other writings in the Pledgor's name to allow collection of the Collateral,

               (e) take control of any proceeds of the Collateral,

          and

               (f) execute (in the name, place and stead of the Pledgor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

     SECTION 6.2 Securities Laws. If the Lender shall determine to exercise its
                 ----------------
right to sell all or any of the Collateral pursuant to Section 6.1, the Pledgor
                                                       ------------
agrees that, upon request of the Lender, the Pledgor will, at its own expense:

          6.2.1 execute and deliver, and cause each issuer of the Collateral contemplated to be sold and the partners thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Lender, advisable to permit the Collateral to be privately sold or transferred in compliance with the provisions of the Securities Act of 1933, as from time to time amended (the "Securities Act"), and the rules and regulations of the Securities and Exchange Commission applicable thereto;

          6.2.2 use its best efforts to permit the Collateral to be privately sold or transferred in compliance with the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for such sale of the Collateral, as requested by the Lender;

          6.2.3 cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act; and

          6.2.4 do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

The Pledgor further acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Lender by reason of the failure by the Pledgor to perform any of the covenants contained in this Section and, consequently, agrees that, if the Pledgor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value (as determined by the Lender) of the Collateral on the date the Lender shall demand compliance with this Section.

     SECTION 6.3 Compliance with Restrictions. The Pledgor agrees that in any
                 -----------------------------
sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Lender is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and the Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Lender be liable nor accountable to the Pledgor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

     SECTION 6.4 Application of Proceeds.  All cash proceeds received by the
                 ------------------------
Lender in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Lender, be held by the Lender as additional collateral security for, or then or at any time thereafter be applied (after payment of any amounts payable to the Lender pursuant to the Credit Agreement) in whole or in part by the Lender against, all or any part of the Secured Obligations in such order as the Lender shall elect. Any surplus of such cash or cash proceeds held by the Lender and remaining after payment in full of all the Secured Obligations, and the termination of all Commitments and any other commitments by the Lender to the Borrowers, shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

     SECTION 6.5 Private Sale of Member Interests.  Pledgor recognizes that
                 ---------------------------------
Lender may be unable to effect a public sale or disposition (including, without limitation, any disposition in connection with a merger of a Subsidiary) of any or all the Pledged Interests by reason of certain prohibitions contained in the Securities Act, and applicable state securities laws, but may be compelled to resort to one or more private sales or dispositions thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges and agrees that any such private sale or disposition may result in prices and other terms (including the terms of any securities or other property received in connection therewith) less favorable to the seller than if such sale or disposition were a public sale or disposition. Lender shall be under no obligation to delay a sale or disposition of any of the Pledged Interests to permit Pledgor or the Subsidiary to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if Pledgor would agree to do so. Notwithstanding the foregoing any such sale or disposition shall be made in a commercially reasonable manner.

     Pledgor further agrees to do or cause to be done all such other acts and things as may be necessary to make such sale or sales or dispositions of any portion or all of the Pledged interests valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales or dispositions, all at Pledgor's expense, provided that Pledgor shall be under no obligation to take any action to enable any or all of the Pledged Interests to be registered under the provisions of the Securities Act. Pledgor further agrees that a breach of any of the covenants contained in this Section 6.5 will cause irreparable injury to Lender, that Pledgee has no
     -----------
adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this paragraph shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

                                      VII

                            MISCELLANEOUS PROVISIONS

     SECTION 7.1 Loan Document. This Pledge Agreement is a Loan Document
                 --------------
executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated heroin) be construed, administered and applied in accordance with the terms and provisions thereof.

     SECTION 7.2 Amendments, etc. No amendment to or waiver of any provision of
                 ----------------
this Pledge Agreement nor consent to any departure by the Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

     SECTION 7.3 Protection of Collateral. The Lender may from time to time, at
                 -------------------------
its option, perform any act which the Pledgor agrees hereunder to perform and which the Pledgor shall fail to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of an Event of Default) and the Lender may from time to time take any other action which the Lender reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

     SECTION 7.4 Addresses for Notices. All notices and other communications
                 ----------------------
provided for hereunder shall be in writing (including telegraphic communication) and, if to the Pledgor, mailed or telegraphed or delivered or sent by facsimile to it at the address set forth below its signature hereto, if to the Lender, mailed or delivered to it, addressed to it at the address of the Lender specified in the Guaranty or, as to either party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed or telegraphed or sent by facsimile, respectively, be effective when deposited in the mails or delivered to the telegraph company or machine confirmation of receipt of the facsimile, respectively, addressed as aforesaid.

     SECTION 7.5 Section Captions. Section captions used in this Pledge
                 -----------------
Agreement are for convenience of reference only, and shall not affect the construction of this Pledge Agreement.

     SECTION 7.6 Severability. Wherever possible each provision of this Pledge
                 -------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

     SECTION 7.7 Governing Law, Entire. Agreement, etc.  THIS PLEDGE AGREEMENT
                 --------------------------------------
SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE G0VERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF ILLINOIS. THIS PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERET0 WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR 0RAL, WITH RESPECT THERETO.

     SECTION 7.8 Forum Selection and Consent to Jurisdiction.  ANY LITIGATION
                 --------------------------------------------
BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS PLEDGE AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE LENDER OR THE PLEDGOR SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY C0LLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE LENDER'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE PLEDGOR FURTHER

IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. THE PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE PLEDGOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE PLEDGOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS PLEDGE AGREEMENT.

     SECTION 7.9 WAIVER OF JURY TRIAL. THE LENDER AND THE PLEDGOR HEREBY
                 ---------------------
KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS PLEDGE AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE LENDER OR THE PLEDGOR. THE PLEDGOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER ENTERING INTO THIS PLEDGE AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

     SECTION 7.10    Subordination. Notwithstanding anything to the contrary
                     --------------
contained heroin, the Lender hereby agrees for itself and its successors and assigns, that the Lender's rights and remedies hereunder (the "Rights"), and any
                                                              --------
and all liens and security interests that are granted to secure the Rights (the "Liens") as well as any interest in any property or asset acquired by reason of
- -------
the enforcement of any of the Rights or the Liens are subject to the terms of the Subordination Agreement, which provides, among other things, that the Rights and the Liens are subject to the Participation Agreement as more particularly set forth therein. This Section 7.10 shall be deemed a covenant binding upon and
                        ------------
running with the property and assets subject to the Liens.

     SECTION 7.11 Limitation on Recourse. Notwithstanding the general terms of
                  ------------------------
the Pledgor's obligations under this Pledge Agreement or anything to the contrary contained heroin, the Lender hereby agrees not to seek to satisfy Pledgor's obligations under this Pledge Agreement out of any property, assets, revenues or funds of the Pledgor other than (i) Energy Company's Share of the Collateral which shall remain subject to the Subordination Agreement and/or (ii) funds which are distributable to Energy Company from time to time pursuant to the Participation Agreement.

     SECTION 7.12 The Lender as Agent for its Affiliates.  As described above,
                  ---------------------------------------
certain Affiliates of the Lender, including without limitation, Bank of America National Trust and Savings Association, are or may become parties to certain Hedging Agreements with the Borrower, the Pledgor and/or Affiliates of the Borrower or the Pledgor. This Pledge Agreement secures the obligations of the Borrower, the Pledgor and such Affiliates, as the case may be, under such Hedging Agreements, and the parties hereto acknowledge for all purposes that the Lender acts as agent on behalf of such Affiliates of the Lender which are so entitled to share in the rights and benefits accruing to the Lender under this Pledge Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

WESTSHORE PROCESSING COMPANY, L.L.C.
By:  MarkWest Michigan LLC, its Operator
By:  MarkWest Hydrocarbon Partners, Ltd., its Manager
By:  MarkWest Hydrocarbon, Inc., its General Partner



By:  /s/ Arthur J. Denney
     Name:  Arthur J. Denney
     Title: Vice President

     c/o:  Markwest Michigan LLC
           5613 DTC Parkway
           Suite 400
           Englewood, Colorado 80111

     Facsimile No.:   (303) 290-8769
     Attention:       Arthur J. Denney

     BANK OF AMERICA ILLINOIS



     By:  /s/ John H. Homier
     Title: Vice President
     Address:  231 South LaSalle Street
     Chicago, Illinois 60697
     Facsimile No.:  (312) 987-5614
     Attention:  John H. Homier
                 --------------

                                 ATTACHMENT 1
                                      to
                               Pledge Agreement

Item A. Pledged Interests
        -----------------

Limited Liability Company                         Description
- --------------------------                        -----------

Basin Pipeline L.L.C.                             100% of its member interest in
                                                  such limited liability company
                                                  being a 98% interest

                                 21